Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CS China Acquisition Corp. (the “Company”) on Form 10-K for the year ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 13, 2009

/s/ William P. Haus
Name: William P. Haus
Title: Chief Executive Officer (Principal Executive Officer)

Date: November 13, 2009

/s/ James Preissler
Name: James Preissler
Title: Chief Financial Officer and Secretary (Principal Financial Officer and Principal Accounting Officer)